Exhibit 10.36

AMENDMENT TO EMPLOYMENT AGREEMENT

Between

Mirant Corporation

and

Edward R. Muller

This AMENDMENT TO EMPLOYMENT AGREEMENT (“the Amendment”) is made as of August 11, 2006, between Mirant Corporation (the “Company”), Mirant Services, LLC (“Services”) and Edward R. Muller (“Executive”). Capitalized terms used herein and not defined shall have the same meaning as set forth in the Employment Agreement executed by the parties on September 30, 2005 (the “Employment Agreement”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in compliance with Section 19 of the Employment Agreement, the parties hereto agree to amend the Employment Agreement as follows:

The portion of Section 6(a) of the Employment Agreement that states:

Severance.

(a) Termination Without Cause, Non-Renewal or for Good Reason. In the event of Executive’s termination of employment with the Company (1) by the Company without Cause (as defined herein), (2) by reason of the failure of the Company to offer to renew the Agreement on terms that are based on competitive practices for companies of comparable size and standing in the same industry, or (3) by Executive for Good Reason (as defined herein), subject to the execution of a Release substantially in the form attached as Exhibit D, Executive shall be entitled to the benefits set forth in this Section 6(a).

shall hereby be amended to state as follows:

Severance.

(a) Termination Without Cause, Non-Renewal or for Good Reason. In the event of Executive’s termination of employment with the Company (1) by the Company without Cause (as defined herein), (2) by reason of the failure of the Company to offer to renew the Agreement on terms and conditions at least equal to the terms and conditions set forth in the Agreement executed on September 30, 2005, which shall be deemed to include a Base Salary and Target Bonus at least equal to the Executive’s Base Salary and Target Bonus at such time, or (3) by Executive for Good Reason (as defined herein), subject to the execution of a Release substantially in the form attached as Exhibit D, Executive shall be entitled to the benefits set forth in this Section 6(a).

The terms of this Amendment shall have no force and effect on any other provision of the Employment Agreement, including subsections (i) through (v) of Section 6(a). Upon execution, the terms of this Amendment shall be incorporated into the Employment Agreement and shall become binding and enforceable to the same extent and under the same terms and conditions as all other provisions in the Employment Agreement when executed on September 30, 2005.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

MIRANT CORPORATION

By:
Patricia A. Barnard
Its:	SVP, Administration

MIRANT SERVICES, LLC

By:
Patricia A. Barnard
Its:	SVP, Administration

Edward R. Muller